SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : June 26, 2000

ASSET  BACKED  FUNDING  CORPORATION,  (as  depositor  under the Pooling and
Servicing  Agreement,  dated May 1, 2000,  providing  for the issuance of C-BASS
2000-CB2 Trust,   C-BASS  Mortgage  Loan  Asset-Backed   Certificates,   Series
2000-CB2).

                        ASSET  BACKED  FUNDING  CORPORATION
             (Exact name of registrant as specified in its charter)


       Delaware                     333-32857                  75-2533468
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


100 North Tryon Street
Charlotte, North Carolina                                         28255
(Address pof principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (704) 386-2400

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.

     This report and the attached exhibit is being filed pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended, with respect to the Registrant's C-BASS 2000-CB2 Trust, C-BASS Mortgage Loan Asset-Backed Certificates, Series 2000-CB2 (the "Certificates"). The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of May 1, 2000 ( the "Agreement"), among Asset Backed Funding Corp., as Depositor, Credit-Based Asset Servicing and Securitization LLC, as Seller, Litton Loan Servicing LP, as Servicer, and The Chase Manhattan Bank, as Trustee. On June 26, 2000 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on June 26, 2000, as Exhibit 99.1.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     THE CHASE MANHATTAN BANK,
                                     not in its individual capacity but solely as Trustee under the Agreement referred to herein


Date:  December 7, 2000          By:  /s/ Karen Dobres
                                        Karen Dobres
                                        Trust Officer

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Statement to Certificateholders
                         June 26, 2000

                                  Exhibit 99.1

                         Statement to Certificateholders
                                June 26, 2000


                         C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-CB2
                                           STATEMENT TO CERTIFICATEHOLDERS
                                                 June 26, 2000
                                                    Revised
-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
            ORIGINAL        PRIOR                                                                                       CURRENT
            FACE            PRINCIPAL                                                    REALIZED       DEFERRED        PRINCIPAL
CLASS       VALUE           BALANCE        PRINCIPAL       INTEREST        TOTAL         LOSSES         INTEREST        BALANCE
----------------------------------------------------------------------------------------------------------------------------------
T11     317,509,303.29  317,509,303.29         0.00           0.00            0.00           0.00            0.00   317,509,303.29
T12       3,243,820.00    3,243,820.00         0.00           0.00            0.00           0.00            0.00     3,243,820.00
T13       3,243,820.00    3,243,820.00         0.00           0.00            0.00           0.00            0.00     3,243,820.00
T14      15,816,487.26   15,816,487.26         0.00           0.00            0.00           0.00            0.00    15,816,487.26
T15       1,910,699.56    1,910,699.56         0.00           0.00            0.00           0.00            0.00     1,910,699.56
T16       1,525,648.80    1,525,648.80         0.00           0.00            0.00           0.00            0.00     1,525,648.80
T22       3,243,820.00    3,243,820.00         0.00           0.00            0.00           0.00            0.00     3,243,820.00
T23       3,243,820.00    3,243,820.00         0.00           0.00            0.00           0.00            0.00     3,243,820.00
T24      15,816,487.26   15,816,487.26         0.00           0.00            0.00           0.00            0.00    15,816,487.26
T25       1,910,699.56    1,910,699.56         0.00           0.00            0.00           0.00            0.00     1,910,699.56
----------------------------------------------------------------------------------------------------------------------------------
TOTALS  367,464,605.73  367,464,605.73         0.00           0.00            0.00           0.00            0.00   367,464,605.73
----------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------  -------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                           PASS-THROUGH RATES
-----------------------------------------------------------------------------------------  -------------------------------------
              PRIOR                                                         CURRENT                           CURRENT
            PRINCIPAL                                                      PRINCIPAL                         PASS-THRU
CLASS       FACTOR              PRINCIPAL       INTEREST         TOTAL       FACTOR               CLASS          RATE
-------------------------------------------------------------------------------------------  ------------------------------------
T11           1,000.000000        0.000000       0.000000       0.000000    1,000.000000        T11             9.318000%
T12           1,000.000000        0.000000       0.000000       0.000000    1,000.000000        T12             9.318000%
T13           1,000.000000        0.000000       0.000000       0.000000    1,000.000000        T13             9.318000%
T14           1,000.000000        0.000000       0.000000       0.000000    1,000.000000        T14             9.318000%
T15           1,000.000000        0.000000       0.000000       0.000000    1,000.000000        T15             9.318000%
T16           1,000.000000        0.000000       0.000000       0.000000    1,000.000000        T16             9.318000%
T22           1,000.000000        0.000000       0.000000       0.000000    1,000.000000        T22             9.318000%
T23           1,000.000000        0.000000       0.000000       0.000000    1,000.000000        T23             9.318000%
T24           1,000.000000        0.000000       0.000000       0.000000    1,000.000000        T24             9.318000%
T25           1,000.000000        0.000000       0.000000       0.000000    1,000.000000        T25             9.295000%
-------------------------------------------------------------------------------------------   -----------------------------------
TOTALS        1,000.000000        0.000000       0.000000       0.000000    1,000.000000
-------------------------------------------------------------------------------------------


If there are any questions or problems with this statement, please contact the Administrator listed below:

                     ---------------------------------------
                               KAREN DOBRES
                THE CHASE MANHATTAN BANK - STRUCTURED FINANCE SERVICES
                        450 WEST 33RD STREET, 14TH FLOOR
                            NEW YORK, NEW YORK 10001
                              TEL:  212/946-3232
                       Email: karen.dobres@chase.com
                     ---------------------------------------



                                      -6-


                             C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-CB1
                                           STATEMENT TO CERTIFICATEHOLDERS
                                                   June 26, 2000
                                               Revised
-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
            ORIGINAL        PRIOR                                                                                       CURRENT
            FACE            PRINCIPAL                                                    REALIZED       DEFERRED        PRINCIPAL
CLASS       VALUE           BALANCE        PRINCIPAL       INTEREST        TOTAL         LOSSES         INTEREST        BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1F      76,500,000.00   76,500,000.00     902,723.21     160,615.47    1,063,338.68           0.00            0.00  75,597,276.79
A2F      40,303,000.00   40,303,000.00           0.00     278,762.42      278,762.42           0.00            0.00  40,303,000.00
A1A     152,564,000.00  152,564,000.00   1,734,855.61     329,172.72    2,064,028.33           0.00            0.00 150,829,144.39
M1       18,800,000.00   18,800,000.00           0.00     136,613.33      136,613.33           0.00            0.00  18,800,000.00
M2       21,274,000.00   21,274,000.00           0.00     154,591.07      154,591.07           0.00            0.00  21,274,000.00
B        14,950,000.00   14,950,000.00           0.00     108,636.67      108,636.67           0.00            0.00  14,950,000.00
R2                0.00            0.00           0.00           0.00            0.00           0.00            0.00           0.00
----------------------------------------------------------------------------------------------------------------------------------
TOTALS  324,391,000.00  324,391,000.00   2,637,578.82   1,168,391.68    3,805,970.50           0.00            0.00 321,753,421.18
----------------------------------------------------------------------------------------------------------------------------------
N        14,300,000.00   14,300,000.00           0.00   1,142,799.74    1,142,799.74           0.00            0.00  13,252,533.60
X                 0.00            0.00           0.00           0.00            0.00           0.00            0.00           0.00
----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------  -------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                           PASS-THROUGH RATES
-----------------------------------------------------------------------------------------  -------------------------------------
              PRIOR                                                      CURRENT                           CURRENT
            PRINCIPAL                                                   PRINCIPAL                         PASS-THRU
CLASS       FACTOR          PRINCIPAL    INTEREST      TOTAL             FACTOR               CLASS          RATE
-------------------------------------------------------------------------------------------  ------------------------------------
A1F      1,000.00000000     11.80030340     2.09954863    13.89985203    988.19969660           A1F       6.871250%
A2F      1,000.00000000      0.00000000     6.91666675     6.91666675  1,000.00000000           A2F       8.300000%
A1A      1,000.00000000     11.37133013     2.15760415    13.52893428    988.62866987           A1A       7.061250%
M1       1,000.00000000      0.00000000     7.26666649     7.26666649  1,000.00000000           M1        8.720000%
M2       1,000.00000000      0.00000000     7.26666682     7.26666682  1,000.00000000           M2        8.720000%
B        1,000.00000000      0.00000000     7.26666689     7.26666689  1,000.00000000           B         8.720000%
-------------------------------------------------------------------------------------------  ------------------------------------
TOTALS   1,000.00000000      8.13086313     3.60180054    11.73266367    991.86913687
-------------------------------------------------------------------------------------------  ------------------------------------
N        1,000.00000000      0.00000000    79.91606573    79.91606573    926.75060140           N         8.000000%
-------------------------------------------------------------------------------------------  ------------------------------------


If there are any questions or problems with this statement, please contact the Administrator listed below:

                     ---------------------------------------
                               KAREN DOBRES
                THE CHASE MANHATTAN BANK - STRUCTURED FINANCE SERVICES
                        450 WEST 33RD STREET, 14TH FLOOR
                            NEW YORK, NEW YORK 10001
                              TEL:  212/946-3232
                       Email: karen.dobres@chase.com
                     ---------------------------------------


                                     -7-



                             C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-CB2
                                                   June 26, 2000
                                                     Revised



Sec. 4.06 Class N Beginning Balance                                                     14,300,000.00
Sec. 4.06 Class N Interest Accrued and Paid                                                 95,333.33
Sec. 4.06 N Class Principal Reduction                                                    1,047,466.40
Sec. 4.06 Total Payment to the N Class                                                   1,142,799.74
Sec. 4.06 Class N Ending Balance                                                        13,252,533.60

Sec. 4.06(iii) O/C Amount                                                               19,243,835.62
Sec. 4.06(iii) Targeted O/C Amount                                                      19,243,550.79
Sec. 4.06(iii) O/C Deficiency Amount                                                             0.00
Sec. 4.06(iii) O/C Release Amount                                                                0.00

Sec. 4.06(iv) Servicing Compensation                                                             0.00
Sec. 4.06(iv) PMI Fee                                                                       37,940.88
Sec. 4.06(iv) Servicing Fee                                                                143,181.18
Sec. 4.06(iv) Special Servicing Fee Accrued                                                 98,700.00
Sec. 4.06(iv) Special Servicing Fee Paid                                                    98,700.00

Sec. 4.06(v) Current Advances                                                                    0.00

Sec. 4.06(vi) Collateral Balance Group 1 Total                                         190,167,232.69
Sec. 4.06(vi) Collateral Balance Group 1 Sub-Group 1                                     8,016,657.70
Sec. 4.06(vi) Collateral Balance Group 1 Sub-Group 2                                   182,150,574.99
Sec. 4.06(vi) Collateral Balance Group 2 Total                                         150,830,024.11

Sec. 4.06(vii) Total Beginning Number of Loans                                               3,892.00
Sec. 4.06(vii) Group 1A Beginning Number of Loans                                              133.00
Sec. 4.06(vii) Group 1B Beginning Number of Loans                                            2,255.00
Sec. 4.06(vii) Total Group 1 Beginning Number of Loans                                       2,388.00
Sec. 4.06(vii) Total Group 2 Beginning Number of Loans                                       1,504.00

Sec. 4.06(vii) Total Ending Number of Loans                                                  3,875.00
Sec. 4.06(vii) Group 1A Ending Number of Loans                                                 133.00
Sec. 4.06(vii) Group 1B Ending Number of Loans                                               2,247.00
Sec. 4.06(vii) Total Group 1 Ending Number of Loans                                          2,380.00
Sec. 4.06(vii) Total Group 2 Ending Number of Loans                                          1,495.00

Sec. 4.06(vii) Weighted Average Mortgage Rate for All Loans                                     9.98 %
Sec. 4.06(vii) Group 1 Weighted Average Mortgage Rate                                           9.99 %
Sec. 4.06(vii) Group 1A Weighted Average Mortgage Rate                                          8.24 %
Sec. 4.06(vii) Group 1B Weighted Average Mortgage Rate                                         10.07 %
Sec. 4.06(vii) Group 2 Weighted Average Mortgage Rate                                           9.96 %

Sec. 4.06(vii)Group 1A Weighted Average Term to Maturity                                      282.00
Sec. 4.06(vii)Group 1B Weighted Average Term to Maturity                                      290.00
Sec. 4.06(vii)Group 1 Weighted Average Term to Maturity                                       289.00
Sec. 4.06(vii)Group 2 Weighted Average Term to Maturity                                       331.00







                                      -8-


                            C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-CB2
                                                   June 26, 2000
                                                     Revised


Sec. 4.03(viii)Loans Delinquent

                                        Group 1
                  Category         Number        Principal Balance        Percentage
                 --------------------------------------------------------------------
                   1 Month           165        10,984,462.52           5.78 %
                   2 Months           38         2,810,614.41           1.48 %
                   3+Months          224        14,757,883.69           7.76 %
                   Total             427        28,552,960.62          15.02 %

                                        Group 2
                  Category         Number        Principal Balance        Percentage
                 --------------------------------------------------------------------
                   1 Month            93         8,902,683.82            5.9 %
                   2 Months           33         3,067,223.54           2.03 %
                   3+Months          120        12,198,916.39           8.09 %
                   Total             246        24,168,823.75          16.02 %


                                        Group Totals
                  Category         Number        Principal Balance        Percentage
                 --------------------------------------------------------------------
                    1 Month         258         19,887,146.34           5.83 %
                    2 Months         71          5,877,837.95           1.72 %
                    3+Months        344         26,956,800.08           7.91 %
                    Total           673         52,721,784.37          15.46 %


Sec. 4.06(viii) Number of Loans 30 Days Delinquent in Group 1A                                  23.00
Sec. 4.06(viii) Balance of Loans 30 Days Delinquent in Group 1A                          1,637,057.02
Sec. 4.06(viii) Number of Loans 30 Days Delinquent in Group 1B                                 142.00
Sec. 4.06(viii) Balance of Loans 30 Days Delinquent in Group 1B                          9,347,405.50
Sec. 4.06(viii) Number of Loans 30 Days Delinquent in Group 2                                   93.00
Sec. 4.06(viii) Balance of Loans 30 Days Delinquent in Group 2                           8,902,683.82

Sec. 4.06(viii) Number of Loans 60 Days Delinquent in Group 1A                                   9.00
Sec. 4.06(viii) Balance of Loans 60 Days Delinquent in Group 1A                            419,655.54
Sec. 4.06(viii) Number of Loans 60 Days Delinquent in Group 1B                                  29.00
Sec. 4.06(viii) Balance of Loans 60 Days Delinquent in Group 1B                          2,390,958.87
Sec. 4.06(viii) Number of Loans 60 Days Delinquent in Group 2                                   33.00
Sec. 4.06(viii) Balance of Loans 60 Days Delinquent in Group 2                           3,067,223.54

Sec. 4.06(viii) Number of Loans 90+ Days Delinquent in Group 1A                                  6.00
Sec. 4.06(viii) Balance of Loans 90+ Days Delinquent in Group 1A                           622,772.04
Sec. 4.06(viii) Number of Loans 90+ Days Delinquent in Group 1B                                218.00
Sec. 4.06(viii) Balance of Loans 90+ Days Delinquent in Group 1B                        14,135,111.65
Sec. 4.06(viii) Number of Loans 90+ Days Delinquent in Group 2                                 120.00
Sec. 4.06(viii) Balance of Loans 90+ Days Delinquent in Group 2                         12,198,916.39



Sec. 4.03(viii)Loans in Foreclosures
          Loans in Foreclosure

                                                  Group 1
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                   28           2,099,464.69             1.1 %


                                                Group 2
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                   10           1,259,309.95            0.83 %


                                                Group Totals
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                   38           3,358,774.64            0.98 %



Sec. 4.06(viii) Number of Foreclosures in Group 1A                                              3.00
Sec. 4.06(viii) Balance of Foreclosures in Group 1A                                       265,201.39
Sec. 4.06(viii) Number of Foreclosures in Group 1B                                             25.00
Sec. 4.06(viii) Balance of Foreclosures in Group 1B                                     1,834,263.30
Sec. 4.06(viii) Number of Foreclosures in Group 2                                              10.00
Sec. 4.06(viii) Balance of Foreclosures in Group 2                                      1,259,309.95


                                      -9-

                             C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-CB2
                                                   June 26, 2000

                                                     Revised

Sec. 4.03(viii)Loans in Bankruptcy

                                                  Group 1
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                  179           11,299,717.33            5.94 %

                                                  Group 2
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                  128           12,744,504.41            8.45 %


                                                Group Totals
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                  307           24,044,221.74            7.05 %


Sec. 4.06(viii) Number of Bankruptcies in Group 1A                                      19.00
Sec. 4.06(viii) Balance of Bankruptcies in Group 1A                              1,135,782.37
Sec. 4.06(viii) Number of Bankruptcies in Group 1B                                     160.00
Sec. 4.06(viii) Balance of Bankruptcies in Group 1B                             10,163,934.96
Sec. 4.06(viii) Number of Bankruptcies in Group 2                                      128.00
Sec. 4.06(viii) Balance of Bankruptcies in Group 2                              12,744,504.41




Sec. 4.03(ix)Loans in REO
                                                  Group 1
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                  0                  0.00               0.00%

                                                  Group 2
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                  0                  0.00               0.00%

                                                Group Totals
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                  0                  0.00               0.00%

Sec. 4.06(viii) Number of Reo's in Group 1A                                             0.00
Sec. 4.06(viii) Balance of Reo's in Group 1A                                            0.00
Sec. 4.06(viii) Number of Reo's in Group 1B                                             0.00
Sec. 4.06(viii) Balance of Reo's in Group 1B                                            0.00
Sec. 4.06(viii) Number of Reo's in Group 2                                              0.00
Sec. 4.06(viii) Reo's in Group 2                                                        0.00

Sec. 4.06(x) Sec. 4.06(x) REO Book Value
Sec. 4.06(viii) REO Book Value Group 1A                                                 0.00
Sec. 4.06(viii) REO Book Value Group 1B                                                 0.00
Sec. 4.06(viii) REO Book Value Group 2                                                  0.00

Sec. 4.06(xi) Principal Prepayments
Principal Prepayments Group 1A                                                          0.00
Principal Prepayments Group 1B                                                    708,375.09
Principal Prepayments Group 2                                                   1,607,689.20

Sec. 4.06(xii) Prepayment Penalties/Premiums                                       24,877.15

Sec. 4.06(xii) Realized Losses
Realized Losses Incurred in Group 1A                                                    0.00
Realized Losses Incurred in Group 1B                                                    0.00
Realized Losses Incurred in Group 3                                                     0.00

Sec. 4.06(xiv) Class M1 Unpaid Realized Loss Amount                                     0.00
Sec. 4.06(xiv) Class M1 Applied Realized Loss Amount                                    0.00
Sec. 4.06(xiv) Class M1 Applied Realized Loss Amortization Amount                       0.00

Sec. 4.06(xiv) Class M2 Unpaid Realized Loss Amount                                     0.00
Sec. 4.06(xiv) Class M2 Applied Realized Loss Amount                                    0.00
Sec. 4.06(xiv) Class M2 Applied Realized Loss Amortization Amount                       0.00

Sec. 4.02(xiv) Class B Unpaid Realized Loss Amount                                      0.00
Sec. 4.02(xiv) Class B Applied Realized Loss Amortization Amount                        0.00



                                                -10-

                             C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-CB2
                                                   June 26, 2000
                                                     Revised


Sec. 4.06(xvi) Net Prepayment Interest Shortfalls                                   37,940.88

Sec. 4.06(xix) Trustee Fee Paid                                                      2,290.90

Sec. 4.06(xx)Libor Carryover Amount - Class A-1F                                         0.00
Sec. 4.06(xx)Unpaid Libor Carryover Amount - Class A-1F                                  0.00

Sec. 4.06(xx)Libor Carryover Amount - Class A-1A                                         0.00
Sec. 4.06(xx)Unpaid Libor Carryover Amount - Class A-1A                                  0.00

Sec. 4.06(xv) Unpaid Interest
Class A1A Unpaid Interest Shortfall                                                      0.00
Class A1F Unpaid Interest Shortfall                                                      0.00
Class A2F Unpaid Interest Shortfall                                                      0.00
Class M1 Unpaid Interest Shortfall                                                       0.00
Class M2 Unpaid Interest Shortfall                                                       0.00
Class B Unpaid Interest Shortfall                                                        0.00
Class N Unpaid Interest Shortfall                                                        0.00

Sec. 4.06(xv) Has the Trigger Event Occured                                                NO

Cummulative Realized Losses as a Percentage of Original Collateral Balance              0.00 %

Sec. 4.06(xxi) Available Funds by Group
Available Funds                                                                  5,299,883.98
Interest Remittance Amount                                                       2,662,305.16
Principal Remittance Amount                                                      2,637,578.82

Sec. 4.06(xxvi) HLTV Reserve Account
Beginning Balance                                                                  140,878.14
Total Deposits to the HLTV Reserve Account                                               0.00
Transfer from HLTV Reserve Account                                                       0.00
Ending Balance                                                                     140,878.14

Sec. 4.06 Class N Interest Shortfall Account
Beginning Balance                                                                        0.00
Proceeds from Permitted Investments                                                      0.00
Unpaid Interest Payments Made to the N Class                                             0.00
Ending Balance                                                                     275,000.00

Sec 4.06 Repurchased Principal                                                           0.00

Sec 4.06 Class X Distributable Amount                                                    0.00

